UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

Eaton Corporation plc
(Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Eaton House, 30 Pembroke Road, Dublin 4, Ireland (Address of principal executive offices)		D04 Y0C2 (Zip Code)
+353 1637 2900
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares ($0.01 par value)	ETN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant.

On May 18, 2023, Eaton Corporation (“Eaton”), a subsidiary of Eaton Corporation plc (the “Company”), closed its sale of  4.350% senior notes due 2028 (the “Notes”), in the principal amount of $500 million.

The Notes have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement (the “Registration Statement”) on Form S-3ASR (No. 333-259545) previously filed with the U.S. Securities and Exchange Commission. The Notes were sold pursuant to a prospectus, dated September 15, 2021 (the “Base Prospectus”), forming a part of the Company’s Registration Statement, a preliminary prospectus supplement dated May 15, 2023 (the “Preliminary Prospectus Supplement”) and a final prospectus supplement dated May 15, 2023 (the “Final Prospectus Supplement” and, together with the Preliminary Prospectus Supplement, the “Prospectus Supplement”).

The aggregate net proceeds received by Eaton from the sale of the Notes were approximately $496.12 million, after deducting the underwriting discount and expenses. Eaton intends to use the net proceeds of this offering for general corporate purposes.

The Notes were guaranteed by the Company and certain of its subsidiaries (together, the “Guarantors”) and issued pursuant to an indenture, dated as of August 23, 2022 (the “Base Indenture”), among Eaton, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), as supplemented by the third supplemental indenture dated as of May 18, 2023 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

Interest on the Notes is payable semi-annually in arrears on each May 18 and November 18, commencing on November 18, 2023. The Notes will bear interest at 4.350% per year. The Notes will mature on May 18, 2028.

Prior to April 18, 2028, the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis at the Treasury Rate plus 15 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after April 18, 2028, the Issuer may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

The Notes are subject to redemption upon at least 10 days but not more than 60 days’ notice to each registered holder of the Notes to be redeemed, at any time, as a whole or in part, at the election of Eaton, in accordance with the terms of the Indenture.

The Notes are Eaton’s unsecured and unsubordinated obligations ranking equally with Eaton’s other unsecured and unsubordinated indebtedness from time to time outstanding. The guarantees of the Notes are unsecured and unsubordinated obligations of the Guarantors, ranking equally with their other respective unsecured and unsubordinated indebtedness from time to time outstanding.

The foregoing descriptions of the Notes and the terms thereof do not purport to be complete and is qualified in its entirety by reference to the Base Indenture and the Third Supplemental Indenture, filed hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference. The form of Notes and the form of guaranty for the Notes, which are included as part of the Third Supplemental Indenture, are filed as Exhibit 4.3, and is incorporated herein by reference.

Opinions regarding the legality of the Notes are filed as Exhibit 5.1, 5.2, 5.3, 5.4 and 5.5 hereto, and are incorporated by reference into the Registration Statement, and consents relating to the incorporation of such opinions are incorporated by reference into the Registration Statement and are filed as Exhibit 23.1, 23.2, 23.3, 23.4 and 23.5 hereto by reference to their inclusion within Exhibits 5.1, 5.2, 5.3, 5.4 and 5.5.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number
Description
4.1
Indenture, dated as of August 23, 2022, among Eaton, the Guarantors and the Trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K (File No. 000-54863), filed with the Securities and Exchange Commission on August 24, 2022).

4.2	Third Supplemental Indenture, dated as of May 18, 2023, among Eaton, the Guarantors and the Trustee.

4.3	Form of the Notes, including the Guarantees (included as part of Exhibit 4.2).

5.1	Opinion of Lizbeth L. Wright, Eaton Corporation’s Vice President and Assistant Secretary, as to the validity of the Notes.

5.2	Opinion of McCann FitzGerald LLP, Irish counsel, as to the validity of the Notes.

5.3	Opinion of De Brauw Blackstone Westbroek N.V., Dutch counsel, as to the validity of the Notes.

5.4	Opinion of White & Case S.à r.l., Luxembourg Counsel, as to the validity of the Notes.

5.5	Opinion of White & Case LLP, New York counsel, as to the validity of the Notes.

23.1	Consent of Lizbeth L. Wright (included in Exhibit 5.1).

23.2	Consent of McCann FitzGerald LLP (included in Exhibit 5.2).

23.3	Consent of De Brauw Blackstone Westbroek N.V. (included in Exhibit 5.3).

23.4	Consent of White & Case S.à r.l. (included in Exhibit 5.4).

23.5	Consent of White & Case LLP (included in Exhibit 5.5).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON CORPORATION PLC

Dated: May 18, 2023	By:	/s/ Taras G. Szmagala
Taras G. Szmagala
Executive Vice President and Chief Legal Officer